Growth and Income Trust

The Intelligent Creation of Wealth

Semiannual Report

(Unaudited) and Investment Performance Review
for the Six-Month Period Ended
March 31, 2003

Heritage
FAMILY OF FUNDS™

April 28, 2003

Dear Valued Shareholders:

I am pleased to present the semiannual report for the Heritage Growth and Income Trust (the “Fund”) for the six-month period ended March 31, 2003. For the period covered by this report, the Fund experienced positive returns(a) of 2.44%, 1.97% and 2.09% on its Class A, Class B and Class C shares, respectively.

In his letter, portfolio manager Bill Fries discusses changes in your Fund’s sector allocations and recent purchases. During the period of this report, the Fund increased its exposure to technology and energy stocks and eliminated its holdings in the utilities sector.

On behalf of Heritage, I thank you for your investment in the Heritage Growth and Income Trust. Please call your Financial Advisor or Heritage at 800-421-4184 if you have any questions.

Sincerely,

Richard K. Riess

President

(a) Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

April 23, 2003

Dear Valued Shareholders:

The total return of the Heritage Growth and Income Trust (the “Fund”) Class A, B and C shares and Standard & Poor’s 500 Composite Stock Price Index(a) (“S&P 500 Index”) for the three- and six-month period ended March 31, 2003, are shown in the table below. The returns are for investors who held shares for the entire period with the assumption that all dividends were reinvested in additional shares.

	Quarter ending March 31, 2003(b)	Six months ending March 31, 2003(b)
Heritage Growth & Income—Class A	-0.75%	+2.44%
Heritage Growth & Income—Class B	-0.98%	+1.97%
Heritage Growth & Income—Class C	-0.88%	+2.09%
S & P 500 Index	-3.15%	+5.01%

The six-month period covered by this report was a time of dynamic stock market activity. October and November were strong months in the market, essentially powered by a snap back in stock prices from market lows at the beginning of the period. Telecommunications, media and technology issues led the market recovery during this period. The Fund underperformed the broader market averages during that time frame due to limited exposure to industries exhibiting the most strength in the market. Through much of the remainder of the period, equity markets were captive of uncertainty about war with Iraq and the sustainability of an economic recovery. During this latter period of market retracement, the Fund performed relatively well on the strength of good performance from some relatively recent purchases, such as electronic retailer Best Buy, transaction processor First Data and Internet travel retailer Hotels.com. Sharp recoveries in a number of issues that had performed poorly over the summer also helped results. Prominent among these issues were Comcast, Verizon, Fox Entertainment and biotech/pharmaceutical companies, Genzyme and Wyeth. Recent purchases of deeply discounted bonds in Level 3 Communications and El Paso Corporation also contributed positively to results. During much of the period, securities linked to equity market exposure such as Morgan Stanley Dean Witter, Bank of New York and insurer, American International Group, performed poorly. Strength in these issues since the end of the period is encouraging. Stocks usually associated with a defensive posture with regard to market exposure also detracted from performance.

The tables below list some of the new holdings and sector changes in the portfolio at March 31st and the impact on sector holdings from September 30 to March 31. Most of these issues were added to the portfolio when we perceived them to be depressed in stock price due to temporary issues. While financial service issues are well represented in this listing, this sector’s weighting declined as a percentage of the portfolio during the period. The material increases in technology and energy related issues position the Fund’s portfolio for the improving equity investment environment we see developing. Nonetheless, each stock is selected for its unique investment attributes and valuation.

(a) The S&P 500 is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

(b) Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

New Purchases

American International Group	Fannie Mae	Marathon Oil
Cumulus Media	First Data	MBIA
El Paso Corp.	Hewlett Packard	Morgan Stanley
Electronic Arts	Hotels.com	USA Interactive
Electronic Data Systems Corp.	Level 3	Wells Fargo

	Sector Allocation*
	September 30, 2002	March 31, 2003
Financials	29%	29%
Consumer Non-Cyclical	24%	22%
Consumer Cyclical	6%	7%
Utilities	7%	0%
Technology	10%	15%
Energy	6%	11%
Communications	13%	13%

* Sector allocation is based on total net assets. Cash and other assets and liabilities accounted for approximately 5% and 3% of total net assets for the periods ended September 30, 2002 and March 31, 2003, respectfully.

With the uncertainty and angst related to the war in Iraq now subsiding, the environment for equity investors is much improved. Government fiscal and monetary policy is expansive with short-term interest rates low and likely to stay low. Resolution of the conflict in Iraq is likely to usher in a period of stable oil prices and decreased terrorist threat. While all the ramifications of the military victory in Iraq are yet to be determined, it is likely that the political landscape and equilibrium in the Middle East are in the process of change for the better. This is good for economic activity generally, and especially good for consumer confidence and spending patterns in the U.S. Since the U.S. is the world’s most important consumer nation, the global economy is likely to be positively impacted. The corporate focus on expense control for the past couple of years is translating into improved profitability for companies with even modest revenue growth. With the investment environment appearing to be on the mend, the Fund’s portfolio of promising companies priced at discount valuations is positioned to benefit.

There are still risks with equities, such as the impact of SARS (Severe Acute Respiratory Syndrome), another terrorist event or the failure of the economy to respond to current stimulus, but optimism seems to be growing and confidence returning to equity markets. Thank you for your patience during this challenging period and for your continued trust and confidence.

Respectfully,

William V. Fries, CFA

Managing Director

Thornburg Investment Management, Inc.

Portfolio Manager, Heritage Growth and Income Trust

Heritage Growth and Income Trust

Investment Portfolio

March 31, 2003

(unaudited)

Shares		Value

Common Stocks—89.3% (a)

Applications Software—3.2%
60,600	Microsoft Corporation	$1,467,126

Banks—7.2%
56,600	Bank of New York Company, Inc.	1,160,300
18,200	SouthTrust Corporation	464,646
20,700	Wells Fargo & Company	931,293
27,100	Wilmington Trust Corporation	753,380

		3,309,619

Biotechnology—3.4%
43,500	Genzyme Corporation, General Division*	1,585,575

Computers—6.9%
19,900	Affiliated Computer Services Inc.*	880,774
23,500	DST Systems Inc.*	639,200
43,300	Electronic Data Systems Corporation	762,080
57,000	Hewlett-Packard Company	886,350

		3,168,404

Cosmetics/Personal Care—2.0%
20,600	Kimberly-Clark Corporation	936,476

Financial Services—9.7%
160,200	E*TRADE Group, Inc.*	674,442
14,300	Fannie Mae	934,505
69,300	MBNA Corporation	1,042,965
23,900	Morgan Stanley	916,565
40,200	Nuveen Investments, Inc., Class “A”	898,470

		4,466,947

Food—2.1%
16,400	Unilever N.V.	974,816

Healthcare Services—3.5%
85,800	Health Management Associates, Inc., Class “A”	1,630,200

Insurance—5.2%
18,300	American International Group, Inc.	904,935
10,800	MBIA Inc.	417,312
37,600	Prudential Financial Inc.	1,099,800

		2,422,047

Internet—2.2%
37,200	USA Networks, Inc.*	996,588

Shares		Value

Common Stocks (continued)

Leisure Time—1.5%

12,300	Hotels.com, Class “A”*	709,402

Multimedia—2.4%

100,700	AOL Time Warner Inc.*	1,093,602

Oil & Gas—7.2%
24,400	BP Amoco PLC, Sponsored ADR	941,596
46,800	Marathon Oil Corporation	1,121,796
48,800	Unocal Corporation	1,283,928

		3,347,320

Pharmaceuticals—8.7%
61,400	Caremark Rx, Inc.*	1,114,410
47,400	Pfizer, Inc.	1,476,984
37,400	Wyeth	1,414,468

		4,005,862

Pipelines—1.9%
143,490	El Paso Corporation	868,114

REITS—3.3%
40,400	Boston Properties Inc.	1,531,160

Retail—5.1%
44,800	Best Buy Company, Inc.*	1,208,256
28,300	Lowe’s Companies Inc.	1,155,206

		2,363,462

Savings & Loans—2.6%
33,900	Washington Mutual, Inc.	1,195,653

Software—5.2%
17,700	Electronic Arts Inc.*	1,037,928
37,100	First Data Corporation	1,373,071

		2,410,999

Telecommunications—3.0%
39,300	Verizon Communications Inc.	1,389,255

Television, Cable & Radio—3.0%
47,700	Comcast Corporation, Class “A”	1,311,273
3,900	Cumulus Media Inc.*	56,785

		1,368,058

Total Common Stocks (cost $47,586,840)		41,240,685

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust

Investment Portfolio

March 31, 2003

(unaudited)

(continued)

Shares		Value

Convertible Preferred Stocks—2.6% (a)

Food—2.6%
21,000	Suiza Capital Trust II*	$1,178,625

Total Convertible Preferred Stocks (cost $874,082)		1,178,625

Principal Amount		Value

Convertible Bonds—2.9% (a)

Financial Services—1.8%
$1,000,000	E*TRADE Group, Inc., 6.75%, 05/15/08	$850,000

Telecommunications—1.1%
1,000,000	Level 3 Communications, Inc., 6.0%, 03/15/10	520,000

Total Convertible Bonds (cost $1,263,432)		1,370,000

Corporate Bonds—4.2% (a)

Pipelines—1.7%
1,000,000	EL Paso Corporation, 7.375%, 12/15/12	765,000

Telecommunications—2.5%
1,500,000	Level 3 Communications Inc., 9.125%, 05/01/08	1,170,000

Total Corporate Bonds (cost $1,854,453)		1,935,000

Total Investment Portfolio excluding repurchase agreement (cost $51,578,807)		45,724,310

Value

Repurchase Agreement—3.4% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated March 31, 2003 @ 1.15% to be repurchased at $1,575,050 on April 1, 2003, collateralized by $1,085,000 United States Treasury Bonds, 8.75% due May 15, 2017, (market value $1,609,553 including interest) (cost $1,575,000)	1,575,000

Total Investment Portfolio (cost $53,153,807) (b), 102.4% (a)	47,299,310
Other Assets and Liabilities, net, (2.4%) (a)	(1,108,110)

Net Assets, 100.0%	$46,191,200

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $5,854,497 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,372,546 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $7,227,043.

ADR	American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust

Statement of Assets And Liabilities

March 31, 2003

(unaudited)

Assets
Investments, at value (identified cost $51,578,807)		$45,724,310
Repurchase agreement (identified cost $1,575,000)		1,575,000
Cash		786
Receivables:
Investments sold		38,089
Fund shares sold		55,093
Dividends and interest		167,978
Deferred state qualification expenses		16,748

Total assets		47,578,004

Liabilities
Payables:
Investments purchased	$995,442
Fund shares redeemed	264,211
Accrued management fee	39,489
Accrued distribution fee	20,890
Accrued shareholder servicing fee	23,559
Accrued fund accounting fee	12,000
Other accrued expenses	31,213

Total liabilities		1,386,804

Net assets, at market value		$46,191,200

Net Assets
Net assets consist of:
Paid-in capital		$59,099,123
Undistributed net investment income		81,584
Accumulated net realized loss		(7,135,010)
Net unrealized depreciation on investments		(5,854,497)

Net assets, at market value		$46,191,200

Class A shares
Net asset value and redemption price per share ($28,628,051 divided by 3,101,445 shares of beneficial interest outstanding, no par value)		$9.23

Maximum offering price per share (100/95.25 of $9.23 )		$9.69

Class B shares
Net asset value, offering price and redemption price per share ($4,407,537 divided by 486,863 shares of beneficial interest outstanding, no par value)		$9.05

Class C shares
Net asset value, offering price and redemption price per share ($13,155,612 divided by 1,452,761 shares of beneficial interest outstanding, no par value)		$9.06

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust

Statement of Operations

For the Six-Month Period Ended March 31, 2003

(unaudited)

Investment Income
Income:
Dividends		$509,597
Interest		75,390

Total income		584,987
Expenses:
Management fee	$178,378
Distribution fee (Class A)	36,571
Distribution fee (Class B)	22,183
Distribution fee (Class C)	69,372
Professional fees	42,428
Shareholder servicing fees	40,360
Fund accounting fee	23,009
State qualification expenses	22,012
Reports to shareholders	17,112
Custodian fee	8,162
Trustees’ fees and expenses	6,591
Insurance	1,230
Other	729

Total expenses		468,137
Fees waived by Manager		(78,390)

Total expenses after waiver		389,747

Net investment income		195,240

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investment transactions		(2,173,368)
Net unrealized appreciation of investments during the period		2,961,170

Net gain on investments		787,802

Net increase in net assets resulting from operations		$983,042

Statements of Changes in Net Assets

	For the Six-Month Period Ended March 31, 2003 (unaudited)	For the Fiscal Year Ended September 30, 2002
Decrease in net assets:
Operations:
Net investment income	$195,240	$379,691
Net realized loss from investment transactions	(2,173,368)	(4,930,163)
Net unrealized appreciation (depreciation) of investments during the period	2,961,170	(7,341,996)

Net increase (decrease) in net assets resulting from operations	983,042	(11,892,468)
Distributions to shareholders from:
Net investment income Class A shares, ($0.06 and $0.09 per share, respectively)	(194,929)	(269,014)
Net investment income Class B shares, ($0.03 and $0.04 per share, respectively)	(12,520)	(14,754)
Net investment income Class C shares, ($0.03 and $0.04 per share, respectively)	(39,314)	(50,071)

Net Distributions to shareholders	(246,763)	(333,839)
Increase (decrease) in net assets from Fund share transactions	(1,394,036)	9,281,899

Decrease in net assets	(657,757)	(2,944,408)
Net assets, beginning of period	46,848,957	49,793,365

Net assets, end of period (including undistributed net investment income of $81,584 and $133,107, respectively)	$46,191,200	$46,848,957

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *							Class B Shares *								Class C Shares *
	For the Six-Month Period Ended March 31, 2003 (unaudited)		For the Fiscal Years Ended September 30					For the Six-Month Period Ended March 31, 2003 (unaudited)		For the Fiscal Years Ended September 30						For the Six-Month Period Ended March 31, 2003 (unaudited)		For the Fiscal Years Ended September 30
			2002	2001	2000	1999	1998			2002	2001	2000	1999	1998 †				2002	2001	2000	1999	1998
Net asset value, beginning of period	$9.07		$11.33	$15.40	$14.95	$14.99	$16.65	$8.90		$11.15	$15.21	$14.76	$14.82	$15.62		$8.90		$11.14	$15.21	$14.76	$14.82	$16.49

Income from Investment Operations:
Net investment income	0.05		0.11	0.15	0.19	0.34	0.36	0.02		0.02	0.04	0.08	0.22	0.19		0.02		0.02	0.04	0.08	0.22	0.25
Net realized and unrealized gain (loss) on investments	0.17		(2.28)	(1.59)	0.51	0.57	(0.37)	0.16		(2.23)	(1.55)	0.50	0.56	(0.88)		0.17		(2.22)	(1.56)	0.50	0.56	(0.38)

Total from Investment Operations	0.22		(2.17)	(1.44)	0.70	0.91	(0.01)	0.18		(2.21)	(1.51)	0.58	0.78	(0.69)		0.19		(2.20)	(1.52)	0.58	0.78	(0.13)

Less Distributions:
Dividends from net investment income	(0.06)		(0.09)	(0.11)	(0.25)	(0.33)	(0.32)	(0.03)		(0.04)	(0.03)	(0.13)	(0.22)	(0.11)		(0.03)		(0.04)	(0.03)	(0.13)	(0.22)	(0.21)
Distributions from net realized gains	—		—	(2.52)	—	(0.62)	(1.33)	—		—	(2.52)	—	(0.62)	—		—		—	(2.52)	—	(0.62)	(1.33)

Total Distributions	(0.06)		(0.09)	(2.63)	(0.25)	(0.95)	(1.65)	(0.03)		(0.04)	(2.55)	(0.13)	(0.84)	(0.11)		(0.03)		(0.04)	(2.55)	(0.13)	(0.84)	(1.54)

Net asset value, end of period	$9.23		$9.07	$11.33	$15.40	$14.95	$14.99	$9.05		$8.90	$11.15	$15.21	$14.76	$14.82		$9.06		$8.90	$11.14	$15.21	$14.76	$14.82

Total Return (%) (a)	2.44	(b)	(19.29)	(10.47)	4.74	6.14	(0.34)	1.97	(b)	(19.91)	(11.04)	3.95	5.32	(4.50	)(b)	2.09	(b)	(19.83)	(11.12)	3.95	5.32	(1.08)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.35	(c)	1.35	1.35	1.33	1.27	1.29	2.10	(c)	2.10	2.10	2.08	2.02	2.04	(c)	2.10	(c)	2.10	2.10	2.08	2.02	2.04
Without expenses waived/recovered (%)	1.68	(c)	1.59	1.48	1.33	1.27	1.29	2.43	(c)	2.34	2.23	2.08	2.02	2.04	(c)	2.43	(c)	2.34	2.23	2.08	2.02	2.04
Net investment income to average daily net assets (%)	1.11	(c)	0.98	1.08	1.27	2.19	2.24	0.36	(c)	0.22	0.30	0.55	1.44	1.75	(c)	0.36	(c)	0.21	0.32	0.55	1.44	1.51
Portfolio turnover rate (%)	39		72	178	58	46	66	39		72	178	58	46	66		39		72	178	58	46	66
Net assets, end of period ($ millions)	29		29	33	46	60	68	4		4	4	4	7	6		13		14	13	16	26	31

*	Per share amounts have been calculated using the monthly average share method.
†	For the period January 2, 1998 (commencement of Class B shares) to September 30, 1998.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Growth and Income Trust

Notes to Financial Statements

(unaudited)

Note 1:	Significant Accounting Policies. Heritage Growth and Income Trust (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to primarily seek long-term capital appreciation and, secondarily, to seek current income. The Fund currently offers Class A, Class B and Class C shares. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. For Class A share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares are sold subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemption made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded or the Nasdaq Stock Market. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believe would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of the Fund are allocated to each class of shares based upon their

Heritage Growth and Income Trust

Notes to Financial Statements

(unaudited)

(continued)

relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2:	Fund Shares. At March 31, 2003, there were an unlimited number of shares of beneficial interest of no par value authorized.

Transactions in Class A, B and C shares of the Fund during the six-month period ended March 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	248,928	$2,304,258	83,284	$767,449	146,908	$1,352,712
Shares issued on reinvestment of distributions	19,263	178,381	1,225	11,139	4,043	36,758
Shares redeemed	(314,644)	(2,901,321)	(77,690)	(695,625)	(272,954)	(2,447,787)

Net increase (decrease)	(46,453)	$(418,682)	6,819	$82,963	(122,003)	$(1,058,317)

Shares outstanding:
Beginning of fiscal period	3,147,898		480,044		1,574,764

End of fiscal period	3,101,445		486,863		1,452,761

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	958,752	$10,771,227	218,867	$2,415,482	789,869	$8,729,610
Shares issued on reinvestment of distributions	22,587	247,692	1,146	13,221	4,092	47,186
Shares redeemed	(746,602)	(8,120,252)	(89,833)	(932,592)	(374,752)	(3,889,675)

Net increase	234,737	$2,898,667	130,180	$1,496,111	419,209	$4,887,121

Shares outstanding:
Beginning of fiscal year	2,913,161		349,864		1,155,555

End of fiscal year	3,147,898		480,044		1,574,764

Note 3:	Purchases and Sales of Securities. For the six-month period ended March 31, 2003, purchases and sales of investment securities (excluding repurchase agreements and short-tem obligations) aggregated $18,037,314 and $19,666,367, respectively.

Heritage Growth and Income Trust

Notes to Financial Statements

(unaudited)

(continued)

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees. Under the Fund’s Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the first $100 million of the Fund’s average daily net assets, and 0.60% of any excess over $100 million of such net assets, computed daily and payable monthly. Pursuant to a contractual agreement dated January 2, 2003, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.35% of the Class A shares average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of these classes’ average daily net assets for the fiscal year ended September 30, 2003. Under these agreements, management fees of $78,390 were waived for the six-month period ended March 31, 2003. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2005, the Fund may be required to pay the Manager a portion or all of the management fees waived. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived of $133,614 in fiscal 2002 if total Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2004.

The Manager has entered into a subadvisory agreement with Thornburg Investment Management, Inc. (“Thornburg”) to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to 0.375% of the Fund’s average daily net assets on the first $100 million of net assets and 0.30% thereafter without regard to any reduction due to the imposition of expense limitations. Eagle Asset Management, Inc. (“Eagle”), a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”), serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $40,360 for Shareholder Servicing fees and $23,009 for Fund Accounting services for the six-month period ended March 31, 2003.

Raymond James & Associates, Inc. (the “Distributor” or “RJA”) has advised the Fund that it generated $23,908 in front-end sales charges for Class A shares, $9,912 in contingent deferred sales charges for Class B shares and $1,095 in contingent deferred sales charges for Class C shares for the six-month period ended March 31, 2003. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs. Agency brokerage commissions for the same period aggregated $53,276 of which $280 was paid to the Distributor.

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee equal to 0.25% of the average daily net assets. The Class B and Class C Distribution Plans provide for payments at an annual rate of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of RJF.

Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income Trust, and Heritage Series Trust, investment companies that are also advised by the

Heritage Growth and Income Trust

Notes to Financial Statements

(unaudited)

(continued)

Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Each portfolio in the Heritage Mutual Funds shares trustees’ fees and expenses equally. For the six-month period ended March 31, 2003, the Fund paid the Trustees an aggregate amount of $5,769 in fees.

Note 5:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2002, to reflect reclassifications arising from permanent book/tax differences attributable to distributions from R.E.I.T.s, the Fund decreased (debited) undistributed net investment income and increased (credited) accumulated net realized loss of $13,842. As of September 30, 2002, the Fund had net tax basis capital loss carryforwards in the aggregate of $125,673. These capital loss carryforwards may be applied to any net taxable capital gain until their expiration date of 2010. In addition, from November 1, 2001 to September 30, 2002, the fund incurred $4,835,969 of net realized capital losses (post October losses) which will be deferred and treated as arising on October 1, 2002 in accordance with regulations under the Internal Revenue Code.

For income tax purposes, distributions paid during the fiscal years ended September 30, 2002 and 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary Income	$333,839	$ 355,971
Long-Term Capital Gains	$ 0	$9,611,122

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$127,283
Capital Loss Carryforwards	$125,673
Post October Losses	$4,835,969

Heritage Family of Funds™

The Intelligent Creation of Wealth

Heritage
FAMILY OF FUNDS™

Raymond James & Associates, Inc., Distributor
Member New York Stock Exchange/SIPC
880 Carillon Parkway
St. Petersburg, FL 33716
(727) 573-8143 ■ (800) 421-4184
www.heritagefunds.com

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

We are pleased that many of you are also investors in Heritage Family of Funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Growth and Income Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

03/03 Copyright 2003 Heritage Asset Management, Inc.